                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                        STRATEGIC RELATIONSHIP AGREEMENT

          This Agreement ("Agreement") is made and entered into as of January 29, 2001 (the "Effective Date") by and between Hoover's, Inc., a Delaware corporation, with offices at 1033 La Posada Drive, Ste. 250, Austin, Texas 78752 ("Hoover's"), The FORTUNE Group, a division of Time Inc., a Delaware corporation, with offices at 1271 Avenue of the Americas, New York, New York 10020 ("FORTUNE"), and, for certain limited purposes, Warner Books Multimedia Corp., a Delaware corporation, with offices at 1271 Avenue of the Americas, New York, New York 10020 ("Warner Books").

                                    RECITALS

          WHEREAS, Hoover's owns and operates an online service offering information on companies, industries, people and products, featuring a host of related channels focusing on business news, career development, personal finance, and business travel located at WWW.HOOVERS.COM; and

          WHEREAS, FORTUNE publishes FORTUNE Magazine, FSB Magazine and eCompany Now Magazine (collectively, the "FORTUNE Group Magazines") and owns and operates editorially related online sites located at WWW.FORTUNE.COM, WWW.FSB.COM and WWW.ECOMPANYNOW.COM (the "FORTUNE Group Sites");

          NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, Hoover's and FORTUNE, intending to be legally bound, hereby agree to the following terms and conditions:

     1. DEFINITIONS. For the purposes of this Agreement, the following capitalized terms shall have the following meanings.

          "Above the Fold" means that portion of any web page that is designed to be visible by web users upon first accessing such page, without requiring users with standard configurations to scroll vertically or horizontally on the page.

          "Affiliate" means any Person or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another Person, and includes any individual or entity controlled by any individual or entity designated above. "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Company Capsules" means company information on over 17,000 public, private and international companies, currently available on the Hoover's Site, as described on EXHIBIT A attached hereto.


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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


          "Company Profiles" means in depth company profiles, currently a paid premium product on the Hoover's Site, as described on EXHIBIT A attached hereto.

          "Competitive Entity" means [*]

          "Content" means and includes any text, graphics, photographs, video, audio or other data or information (including, without limitation, any of the foregoing published in a publication) relating to any subject matter or advertisements.

          "ECOMPANYNOW.com" means the FORTUNE Group Site operated at www.ecompanynow.com.

          "FORTUNE.com" means the FORTUNE Group Site operated at WWW.FORTUNE.COM.

          "FORTUNE Content" means: (i) the following lists from FORTUNE.com:
AMERICA'S BEST COMPANIES FOR MINORITIES, AMERICAS MOST ADMIRED COMPANIES, FORTUNE 500, FORTUNE E-50, GLOBAL 500, 100 BEST COMPANIES TO WORK FOR AND WORLD'S MOST ADMIRED COMPANIES; (ii) directory information for ECOMPANYNOW.com; (iii) selected content from FSB.com; and (iv) subject to
Section 3.1.2, the FORTUNE Headlines, defined below, and the complete text of up to thirty (30) FORTUNE articles per month from the FORTUNE Group Sites.

          "FORTUNE Group Magazines" has the meaning set forth in the Preamble of this Agreement.

          "FORTUNE Headlines" means teasers for current and archived articles, as determined by FORTUNE, available on the FORTUNE Group Sites.

          "FORTUNE Marks" means and includes any and all of the present and future brands names, trade names, trademarks, service marks and logos developed, acquired, licensed or otherwise adopted by FORTUNE or any of its Affiliates for use with the FORTUNE Group Sites, the FORTUNE Group Magazines or any other FORTUNE Products.

          "FORTUNE Products" means any FORTUNE premium products, excluding FORTUNE Group Magazines, available for sale on or through the FORTUNE Group Site.

          "FORTUNE Group Sites" shall have the meaning set forth in the Preamble of this Agreement.

          "FORTUNE User Data" means all User Data collected on the FORTUNE Group Sites, including, without limitation, User Data collected by FORTUNE following


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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


a Web visitor's click-through or linking from another web site not operated as part of the FORTUNE Group Sites.

          "FSB.com" means the FORTUNE Group Site operated at www.fsb.com.

          "Hoover's Content" means: (i) Company Capsules; (ii) Industry Snapshots; and, solely for the purposes of Section 3.1.1 below, (iii) the Company Profiles.

          "Hoover's Marks" means and includes any and all of the present and future brand names, trade names, trademarks, service marks and logos developed, acquired, licensed or otherwise adopted by Hoover's or any of its Affiliates for use in connection with the Hoover's Site or any other goods or services offered by them.

          "Hoover's Site" means the web site operated at WWW.HOOVERS.COM. as well as additional web sites that may be operated by Hoover's or its Affiliates.

          "Hoover's User Data" means all User Data collected on the Hoover's Site, including, without limitation, User Data collected by Hoover's following a Web visitor's click-through or linking from another web site not operated as part of the Hoover's Site.

          "Industry Snapshots" means Hoover's content profiling various industries [*], as described on EXHIBIT A attached hereto.

          "Link" means an embedded logo or icon, object or graphic within a web page that, when clicked upon by a web user, allows the web user to access another web page.

          "Marks" means any of the Hoover's Marks or FORTUNE Marks, as the context may require.

          "Person" means an individual, a corporation, a partnership, an association, a trust, a limited liability entity, a governmental authority or any other entity or organization.

          "Specifications" means the technical requirements, performance standards and other specifications mutually developed by Hoover's and FORTUNE.

          "Term" shall have the meaning set forth in Section 10 of this Agreement.

          "Third Party" means any Person other than Hoover's or FORTUNE or any Affiliate of any of the foregoing.

          "Valid Order" means an order for a FORTUNE Group Magazine which includes a name, address, city, state, zip, email address of a U.S. or Canadian resident.


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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


"Valid Order" does not include (a) orders that include false addresses; (b) foreign orders (i.e., outside of the U.S. or Canada); or (c) duplicate orders.

          "Web Advertising" means and includes any web-based advertising, including, by example, the following:

          (a) "Banner," being an advertisement embedded within and as part of a web page which provides a web link to another web site controlled and/or operated by the advertiser or its independent contractors; and

          (b) "Programming Sponsorship," being the recurring and prominent placement of an advertiser's corporate and/or product brand identity in connection with a particular programming offering, which may include web links to other web sites controlled and/or operated by the advertiser or its independent contractors.

          2.   CONTENT LICENSE.

               2.1   USE OF THE HOOVER'S CONTENT.

                     2.1.1 Hoover's grants to FORTUNE the non-exclusive, royalty free, worldwide license to use the Hoover's Content on the FORTUNE Group Sites. The Hoover's Content and/or links to the Hoover's Content will be made available in areas of the FORTUNE Group Sites as described and subject to the terms and conditions herein. FORTUNE agrees to accord Hoover's credit Above the Fold in connection with any use of the Hoover's Content on the FORTUNE Group Sites and to include trademark and copyright notices provided by Hoover's on each page containing the Hoover's Content. The parties mutually agree that the Company Capsules residing on the Hoover's Site shall be accessible via Links on the FORTUNE Group Sites and shall be branded with the applicable FORTUNE Group Site name (the "Private Label Pages"). FORTUNE will integrate the Hoover's Content as follows: all references to a company name appearing on the entry page of the FORTUNE.com Investor, Careers, or Technology areas will be linked to the customized FORTUNE.com company snapshot page for such company. All FORTUNE.com company snapshot pages will include a prominent link to the corresponding Hoover's Company Capsule Private Label Page. Nothwithstanding the foregoing, in the event that: (i) Hoover's enters into a binding agreement on its own behalf to license the Company Capsules and/or Profiles to a Competitive Entity as permitted under Section 16 hereof; or (ii) FORTUNE undergoes a strategic shift with the result that the FORTUNE.com Site includes no third-party summary company or industry information of type and format similar to the Company Capsules, Company Profiles and Industry Snapshots, then FORTUNE will not be obligated to maintain the above integration of the Hoover's Company Capsules on FORTUNE.com. In addition to the above-described integration, FORTUNE will use commercially reasonable efforts to integrate the Hoover's Content within the FORTUNE Group Sites as appropriate in areas where specific companies and industries are mentioned, subject in all cases to FORTUNE's sole editorial discretion. During the term of this Agreement, FORTUNE will not integrate third-party summary company or industry information of type and


                                       4

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


format similar to the Company Capsules, Company Profiles and Industry Snapshots from any party other than Hoover's within FORTUNE.com. With respect to the other FORTUNE Group Sites, in the event that FORTUNE desires to integrate third-party summary company and/or industry information of type and format similar to the Company Capsules, Company Profiles and Industry Snapshots from a party other than Hoover's, FORTUNE will provide Hoover's with specifications as to the type of information requested by FORTUNE and FORTUNE's estimated cost. Hoover's will have a period of ten (10) business days to respond with a proposal for the provision of such company and/or industry information. FORTUNE will consider in good faith any such Hoover's proposals. Notwithstanding the foregoing, in the event that Hoover's enters into a binding agreement on its own behalf to license the Company Capsules and/or Profiles to a Competitive Entity as permitted under Section 16 hereof, then the foregoing restrictions regarding FORTUNE's ability to integrate third party company and/or industry information of type and format similar to the Company Capsules, Company Profiles and/or Industry Snapshots shall no longer apply. The look and feel of the Private Label Pages page shall be designed in a manner consistent with the presentation of other FORTUNE content on the applicable FORTUNE Group Site. FORTUNE shall have the right, in its sole discretion, to approve the design, look and feel and all other elements of the Private Label Pages. Subject to Section 2.1.2 below, FORTUNE shall have the sole right to sell advertising on the Private Label Pages and to retain any revenues derived therefrom. The parties will use their respective best efforts to achieve initial integration of the Hoover's Content on applicable FORTUNE Group Sites prior to the end of the first quarter of 2001. Notwithstanding the foregoing, FORTUNE shall have the right to remove the Hoover's Content, in whole or in part, in the event of any claim, action or proceeding arising in connection with the Hoover's Content and/or the Hoover's Marks.

               2.1.2 FORTUNE shall pay to Hoover's a serving fee of [*] (the "Serving Fee"), within thirty (30) days of receipt of Hoover's quarterly invoice, provided that such pages are delivered in accordance with the service level requirements set forth on EXHIBIT B attached hereto. [*]

               2.1.3 FORTUNE shall have sole responsibility for maintaining the servers on which the FORTUNE Content and the FORTUNE Group Sites shall be operated.

               2.1.4 Hoover's and FORTUNE shall develop as part of the Specifications, requirements relating to the presentation within the Hoover's Content of Links connecting users from the FORTUNE Group Sites to the Hoover's Site. Each party shall use commercially reasonable efforts to maintain the functionality of all such Links at all times. In the event a party discovers any lack of functionality in any such Link, such party shall use commercially reasonable efforts to immediately undertake such corrective action as may be necessary to promptly restore the functionality of such Link.

               2.1.5 Linkages from the Hoover's Content to material located outside of the FORTUNE Group Sites, if any, shall be made only at the discretion of


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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


FORTUNE. Except for the agreed-upon Links to the Hoover's Site, in no event shall Hoover's intentionally cause or encourage users of the Hoover's Content to leave the FORTUNE.com Site through the use of linkages to other locations.

                       2.1.6 Hoover's will supply FORTUNE with all information, artwork, logo(s), trademarks and technology needed for Links between the Hoover's Content and the FORTUNE Group Sites. FORTUNE reserves the right to reject any materials submitted by Hoover's for any reason at any time regardless of any prior acceptance or display of any such material, provided that FORTUNE shall give notice to Hoover's of such rejection and shall promptly consult with Hoover's regarding acceptable replacements for such materials. The parties have agreed to implement the following procedure for resolution of the parties' respective Company symbols used in the delivery of the Hoover's Company Capsules: Hoover's will make available on a designated FTP server a generic feed which includes a table of information for facilitation of FORTUNE's referencing, matching and accessing the Hoover's Company Capsules. The feed consists of an ASCII-text, tab-delimited file that includes company name, Hoover's index code, ticker symbol (when available), and a hyperlinked generic FORTUNE cobrand URL for such company. FORTUNE will be responsible for matching companies referenced within the FORTUNE Group Sites to the Hoover's Company Capsules as indicated by the Hoover's index code within the Hoover's feed, including any additions, changes or deletions. Hoover's will serve the Private Label Pages in accordance with the service level requirements set forth on EXHIBIT B attached hereto.

                       2.1.7 Except for the rights expressly granted to FORTUNE in this Agreement, FORTUNE shall have no other rights to use, display, incorporate, modify, translate, insert links or pointers into, frame, enhance, prepare derivative works of, aggregate, disaggregate, reproduce, distribute, redistribute, transmit, perform, publish, republish, sublicense, syndicate, transfer, promote, advertise or sell the Hoover's Content. Hoover's hereby reserves all other rights to the Hoover's Content not expressly granted to FORTUNE pursuant to this Agreement.

                       2.1.8 FORTUNE acknowledges that it is familiar with the high standards, quality, style and image of the Hoover's Site, the Hoover's Content and the Hoover's Marks (collectively, the "Hoover's Materials"), and agrees at all times to use the Hoover's Materials in a manner which is consistent with the high standards, quality, style and image of Hoover's. In the event Hoover's believes that FORTUNE is using the Hoover's Materials in a manner materially inconsistent with Hoover's high standards, quality, style or image, Hoover's shall have the right to request FORTUNE, upon reasonable notice, to make changes to any portion(s) of the FORTUNE Group Sites on which the Hoover's Materials (or portion thereof) are displayed, and FORTUNE shall promptly make the changes reasonably requested by Hoover's.

                       2.1.9 FORTUNE acknowledges the importance and necessity of Hoover's editorial independence and agrees that all of Hoover's decisions with respect to

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


the editorial content of the Hoover's Content shall be final and that Hoover's shall have sole editorial control over the Hoover's Content. FORTUNE further acknowledges and agrees that at no time shall it have any right to, nor shall it, alter, add to or delete from, or request alterations in, additions to or deletions from, the Hoover's Content.

                       2.1.10 FORTUNE shall not assign or associate, or permit any Person to assign orassociate, a content rating (e.g., RSAC or PICS) of any kind to or with any portion of the Hoover's Site, without the prior written consent of Hoover's.

                       2.1.11 FORTUNE shall not permit any materials contained in the FORTUNE Group Sites to state that Hoover's or its Affiliates endorse FORTUNE, the FORTUNE Group Sites or any products or services available through the FORTUNE Group Sites, or that FORTUNE has any editorial control over or input into the Hoover's Content.

                       2.1.12 In the event Hoover's comes to believe that any Hoover's Materials infringe on a Third Party's copyright or other proprietary rights, violate a Third Party's publicity or privacy rights, contain libelous or defamatory materials, otherwise violate any law, rule or regulation, or if Hoover's deems any Hoover's Materials to be objectionable in Hoover's sole discretion, Hoover's shall notify FORTUNE in writing and FORTUNE shall immediately remove from the FORTUNE Group Sites the applicable Hoover's Materials designated by Hoover's or make such changes as Hoover's shall specify.

               2.2     USE OF FORTUNE CONTENT.

                       2.2.1 FORTUNE grants to Hoover's the non-exclusive, royalty free, worldwide license to use the FORTUNE Content on the Hoover's Site. The FORTUNE Content and/or Links to the FORTUNE Content will be made available on areas of the Hoover's Site as described and subject to the terms and conditions herein. Hoover's agrees to accord FORTUNE credit Above the Fold in connection with any use of the FORTUNE Content and to include any trademark and copyright notices provided by FORTUNE on each page containing the FORTUNE Content. Hoover's agrees to prominently display the FSB.com content component of the FORTUNE Content in the small business area of the Hoover's Site, subject in all cases to Hoover's sole editorial discretion. Links to FORTUNE lists will be integrated into various areas of the Hoover's Site (e.g. editorial placement on the Hoover's Site homepage, from Company Capsules, and news areas, subject in all cases to Hoover's sole editorial discretion). At such time as FORTUNE is able to provide a feed of its news headlines, Hoover's agrees to use its best efforts to integrate such feed within the Hoover's Site and within the information products developed by Hoover's Hoover's Media Technologies, Inc. subsidiary, as feasible. The parties will use their respective best efforts to achieve initial integration of the FORTUNE Content on the Hoover's Site prior to the end of the first quarter of 2001. Notwithstanding the foregoing, Hoover's shall have the right to remove the FORTUNE Content in whole or in part, in the event of any claim, action or proceeding arising in

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


connection with the FORTUNE Content and/or the FORTUNE Marks.

                       2.2.2 Hoover's shall have sole responsibility for maintaining the servers on which the Hoover's Site shall be operated and from which the Hoover's Content shall be served.

                       2.2.3 Hoover's and FORTUNE shall develop as part of the Specifications, requirements relating to the presentation within the FORTUNE Content of Links connecting users from the Hoover's Site to the FORTUNE Group Sites. Each party shall use commercially reasonable efforts to maintain the functionality of all such Links at all times. In the event a party discovers any lack of functionality in any such link, such party shall use commercially reasonable efforts to immediately undertake such corrective action as may be necessary to promptly restore the functionality of such link.

                       2.2.4 Linkages from the FORTUNE Content to material located outside of the Hoover's Site, if any, shall be made only at the discretion of Hoover's. Except for the agreed-upon Links to the FORTUNE Group Sites, in no event shall FORTUNE intentionally cause or encourage users of the FORTUNE Content to leave the Hoover's Site through the use of linkages to other locations.

                       2.2.5 FORTUNE will supply Hoover's with all information, artwork, logo(s), trademarks and technology needed for links between the FORTUNE Content and the Hoover's Site. Hoover's reserves the right to reject any materials submitted by for any reason at any time regardless of any prior acceptance or display of any such material, provided that Hoover's shall give notice to FORTUNE of such rejection and shall promptly consult with FORTUNE regarding acceptable replacements for such materials.

                       2.2.6 Except for the rights expressly granted to Hoover's in this Agreement, Hoover's shall have no other rights to use, display, incorporate, modify, translate, insert links or pointers into, frame, enhance, prepare derivative works of, aggregate, disaggregate, reproduce, distribute, redistribute, transmit, perform, publish, republish, sublicense, syndicate, transfer, promote, advertise or sell the FORTUNE Content. FORTUNE hereby reserves all other rights to the FORTUNE Content not expressly granted to Hoover's pursuant to this Agreement.

                       2.2.7 Hoover's acknowledges that it is familiar with the high standards, quality, style and image of the FORTUNE Group Magazines, the FORTUNE Content and the FORTUNE Marks (collectively, the "FORTUNE Materials"), and agrees at all times to use the FORTUNE Materials in a manner which is consistent with the high standards, quality, style and image of FORTUNE. In the event FORTUNE believes that Hoover's is using the FORTUNE Materials in a manner materially inconsistent with FORTUNE's high standards, quality, style or image, FORTUNE shall have the right to request Hoover's, upon reasonable notice, to make changes to any portion(s) of the Hoover's Site on which the FORTUNE Materials (or portion thereof) are displayed, and Hoover's shall promptly make the changes reasonably requested by FORTUNE.

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                       2.2.8 Hoover's acknowledges the importance and necessity of FORTUNE's editorial independence and agrees that all of FORTUNE's decisions with respect to the editorial content of the FORTUNE Content shall be final and that FORTUNE shall have sole editorial control over the FORTUNE Content. Hoover's further acknowledges and agrees that at no time shall it have any right to, nor shall it, alter, add to or delete from, or request alterations in, additions to or deletions from, the FORTUNE Content.

                       2.2.9 Hoover's shall not assign or associate, or permit any Person to assign or associate, a content rating (e.g., RSAC or PICS) of any kind to or with any portion of the FORTUNE Content, without the prior written consent of FORTUNE.

                       2.2.10  Hoover's shall not permit any materials
contained in the Hoover's Site to state that FORTUNE or its Affiliates endorse Hoover's, the Hoover's Site or any products or services available through the Hoover's Site, or that Hoover's has any editorial control over or input into the FORTUNE Content.

                       2.2.11 In the event FORTUNE comes to believe that any FORTUNE Materials infringe on a Third Party's copyright or other proprietary rights, violate a Third Party's publicity or privacy rights, contain libelous or defamatory materials, otherwise violate any law, rule or regulation, or if FORTUNE deems any FORTUNE Materials to be objectionable in FORTUNE's sole discretion, FORTUNE shall notify Hoover's in writing and Hoover's shall immediately remove from the Hoover's Site the applicable FORTUNE Materials designated by FORTUNE or make such changes as FORTUNE shall specify.

                       3.      [*]

          4.   SUBSCRIPTIONS; PAID PRODUCTS

               4.1 HOOVER'S SUBSCRIPTIONS. Users of the Hoover's Site may subscribe to a paid premium service available on the Hoover's Site (the "Hoover's Premium Subscription") by registering on the Hoover's Site. Hoover's shall pay to FORTUNE a commission of [*] of the amount received by Hoover's from a FORTUNE Referred User during the Term of this Agreement. "FORTUNE Referred User(s)" shall mean (a) users of the FORTUNE Group Sites who (i) reach a Hoover's Premium Subscription order page maintained by or on behalf of Hoover's by clicking on a link or button on areas of the FORTUNE Group Sites other than Hoover's Web Advertising, and (ii) order a Hoover's Premium Subscription by completing the order page and paying the subscription fee or sales price, and
(b) consumers who order a Hoover's Premium Subscription as a result of a promotion conducted by FORTUNE, provided that such promotion has been approved by Hoover's in advance and the parties have mutually agreed upon an appropriate tracking method.

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


               4.2.    FORTUNE GROUP MAGAZINE SUSCRIPTIONS.

                       4.2.1 Hoover's shall make available subscription offers to the FORTUNE Group Magazines on or through the Hoover's Site. The parties shall mutually agree upon each such subscription offer promotions (e.g., quarterly e-mail solicitations to Hoover's subscribers, pop-up windows on the Hoover's Site and/or on the Hoover's Site Premium Subscription registration page). FORTUNE will retain sole and complete discretion over the subscription offers (including without limitation, the term, rates and all other terms and conditions that apply to such offers) that apply to the FORTUNE Group
Magazines offered through the Hoover's Site.

                       4.2.2 FORTUNE shall pay Hoover's a commission of [*] per each Valid Order obtained from each Hoover's Referred User. "Hoover's Referred User(s)" shall mean (a) users of the Hoover's Site who (i) reach a subscription order page maintained by or on behalf of FORTUNE by clicking on a link or button on areas of the Hoover's Site, other than FORTUNE Web Advertising, and (ii) order a subscription to a FORTUNE Group Magazines by completing the subscription order page, and (b) consumers who order a subscription to FORTUNE Group Magazines as a result of a promotion conducted by Hoover's, provided that such promotion has been approved by FORTUNE in advance and the parties have mutually agreed upon an appropriate tracking method.

               4.3 FORTUNE PRODUCTS. FORTUNE makes available for sale certain premium FORTUNE Products, other than the FORTUNE Group Magazines, on the FORTUNE Group Sites. Hoover's shall have the non-exclusive right to sell such FORTUNE Products on the Hoover's Site. FORTUNE shall have the right to approve all materials relating to the sale and offer of the FORTUNE Products on the Hoover's Site. FORTUNE shall pay to Hoover's a commission of [*] of the amount received by FORTUNE in connection with the sale of a FORTUNE Product to a Hoover's Referred User. Hoover's acknowledges and agrees that in no event shall it be entitled to receive a commission in connection with the sale of any FORTUNE Product generated by FORTUNE's Web Advertising on the Hoover's Site.

               4.4.    PAYMENTS, STATEMENTS AND AUDIT.

                       4.4.1 INVOICING AND PAYMENT. Each party shall render statements and payments to the other concerning all transactions set forth above. Each statement shall set forth in reasonable detail, a description of the product sold, the quantities of the product sold, the gross price of the product, the commission and the amount received. Each party shall remit such amounts prior to the last day of the month following the month in which such payment was received.

                       4.4.2 AUDIT. Hoover's and FORTUNE shall maintain accurate records in accordance with generally accepted accounting principles for all transactions, including but not limited to the Serving Fees and Insertion Orders, which are the subject of this Agreement. Either party may, no more frequently than once each calendar year

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


during the term and upon no less than ten (10) business days prior written notice, request access during normal business hours to such records for the purposes of inspection and audit by an independent accounting firm selected by the party requesting such inspection. The cost of such inspection shall be borne by the party requesting such inspection, unless the inspection by such accounting firm reveals a variance of ten percent (10%) or more from any amounts or calculations reported pursuant to this Agreement, in which event the reasonable cost of such inspection shall be borne by the other party.

          5.   ADVERTISING COMMITMENT.

               5.1     ADVERTISING COMMITMENT.

                       5.1.1 BY FORTUNE. FORTUNE shall place through Insertion Orders a total of [*] worth of Web Advertising on the Hoover's Site and/or its Affiliate sites (including, without limitation, banners, buttons and pop-ups) [*]; Hoover's will determine appropriate placement of such advertising on the Hoover's Site as appropriate for advertisers of FORTUNE's stature, and will consult with FORTUNE as to its desired placements. [*]

                       5.1.2. BY HOOVER'S. Commencing April 1, 2001, Hoover's shall place through Insertion Orders a total of [*] worth of advertising in the FORTUNE Group Magazines and/or Web Advertising and/or in connection with sponsorships of FORTUNE conferences [*]. Hoover's, [*] shall pay for such services as they are provided, in accordance with standard FORTUNE billing procedures. All such advertising shall be subject to the terms and conditions (excluding price) for the then current rate card of the applicable FORTUNE Group Magazine and/or FORTUNE Group Site and/or FORTUNE conference.

                       5.1.3 TERMINATION OF ADVERTISING COMMITMENT. The parties' respective advertising commitments provided in Sections 5.1.1 and 5.1.2 may be terminated by either FORTUNE or by Hoover's by providing written notice to the other in the event of the following: (i) a merger or sale of substantially all of the assets of Hoover's resulting in a "change of control" of Hoover's as defined under the regulations of the Securities and Exchange Commission; (ii) a third-party (other than an existing Hoover's shareholder as of the date of this Agreement) acquires an equity interest in Hoover's which constitutes greater than thirty-five percent (35%) of the total equity interest in Hoover's following such acquisition; or (iii) FORTUNE undergoes a strategic shift with the result that the FORTUNE.com Site includes no third-party summary company or industry information of type and format similar to the Company Capsules, Company Profiles and Industry Snapshots. [*]

               5.2     ADVERTISING RATE.

                       5.2.1   [*]

                       5.2.2   [*]

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                       5.2.3 FORTUNE shall make available to Hoover's the opportunity to participate with Time Warner and Affiliate entities in internal bidding for remnant advertising space in the FORTUNE Group Magazines. Hoover's acknowledges and agrees that FORTUNE cannot guarantee that Hoover's will win any of its bids.

                       5.2.4 Each party shall invoice the other upon receipt of all Insertion Orders placed during the prior quarter. After giving effect to the applicable rate discounts (which shall be explicitly set forth on each invoice), each party shall remit such invoiced amounts within thirty (30) days after receipt of the invoice.

          6.   DATA OWNERSHIP AND USAGE.

               6.1 GENERAL. In connection with the transactions contemplated by this Agreement, each party shall offer to the other party the opportunity to obtain from them at no cost any reports, analyses, evaluations or similar studies produced by the other party relating to aggregate User Data ("User Data Reports").

              6.2      DISCLAIMER. Except as may be otherwise provided in
Section 15, each party acknowledges that, in all other respects, neither party has any right, title or interest in any User Data collected by the other party in connection with the FORTUNE Group Sites, or the Hoover's Site, as the case may be.

          7.   PRIVACY POLICY.

               FORTUNE and the FORTUNE Group Sites and Hoover's and the Hoover's Site will at all times comply with the online privacy policies and procedures promulgated by the Online Privacy Alliance or the Direct Marketing Association and as may be otherwise required by law or regulation. FORTUNE and the FORTUNE Group Sites and Hoover's and the Hoover's Sites will post a privacy policy on their respective home pages and on each page of the their respective sites where personally identifiable information is collected from its users. Each party will be solely responsible for any claims arising out of any inaccuracies or omissions on its online privacy policy or the failure to comply with its online privacy policy.

          8.   MAILING LISTS.

               8.1     FORTUNE MAGAZINE LIST. FORTUNE shall make available
(i) names and addresses of subscribers to FORTUNE Magazine and eCompany Now Magazine once per calendar quarter during the Term hereof, and (ii) the e-mail addresses of opt-in registered users of the FORTUNE Group Sites a minimum of once per calendar quarter during the Term hereof, (collectively, the "FORTUNE Lists") for the purpose of a one-time use direct mail campaign featuring Hoover's Premium Subscriptions in accordance with the terms and conditions set forth in this Section 8. In connection with such use, Hoover's agrees:

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                       (a) that any and all portions of the FORTUNE Lists, as well as all documentation of it and all data derived from it, in any form whatsoever, are and shall always remain the exclusive and valuable property of FORTUNE. Hoover's is expressly prohibited from incorporating the FORTUNE Lists, or any data contained in or derived from it, into a database or any other form of record-keeping system.

                       (b) that it shall diligently observe the proprietary nature of the FORTUNE Lists and of all information and data encoded in it and/or derived from it and shall take all necessary precautions to protect it from any use not specifically authorized by this Agreement, by any and all persons or organizations, both within the Hoover's organization and without, as long as this Agreement is in effect and/or the FORTUNE Lists, or any portion thereof or any data derived therefrom is in the possession or control of Hoover's.

                       (c) that the FORTUNE Lists shall be limited to one-time use solely and exclusivelyfor addressing a specified solicitation to the persons and/or organizations whose addresses it contains, and that this solicitation shall be the same as that contained in the sample submitted to and approved in writing by FORTUNE. Further, that in the course of undertaking this solicitation and if the FORTUNE Lists are provided in electronic or magnetic media, Hoover's may, if it chooses to: a) include the FORTUNE Lists and data contained therein in a computer merge/purge operation for the sole purpose of eliminating duplicate names and addresses one time and only in the mailing for the solicitation in which the FORTUNE Lists are intended; and/or b) may compare the FORTUNE Lists with other lists for the sole purpose of selecting or suppressing certain parts of it solely for this solicitation. Hoover's shall make no other use of the FORTUNE Lists.

                       (d) that upon completion of the solicitation mailing, all FORTUNE List data delivered hereunder, or derived therefrom, shall be returned to FORTUNE or destroyed, and will not be further used in whole or in part, or transferred to any other party for any purpose whatsoever. An officer of Hoover's shall certify in writing to FORTUNE to this effect.

                       (e) that the FORTUNE Lists provided under this Agreement has been seeded with decoy addresses in order to detect unauthorized use, and that Hoover's shall not remove or alter these decoy addresses for any reason whatsoever.

          9.   TRADEMARK LICENSE.

               9.1     FORTUNE MARKS.

                       9.1.1 Subject to the terms and conditions of this Agreement, FORTUNE grants a limited, nonexclusive, nontransferable license to Hoover's to use the FORTUNE Marks (a) as the FORTUNE Marks appear in the FORTUNE Content made available to Hoover's, or (b) as may be otherwise approved by FORTUNE in advance, provided that FORTUNE will have a continuing right of approval over the use of any of

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


the FORTUNE Marks used in connection with the Private Label Pages and the Hoover's Site.

                       9.1.2 Hoover's shall submit to FORTUNE, for its prior written approval, any and all materials displaying or referring to the FORTUNE Marks, including without limitation, any advertising and promotional materials relating to the FORTUNE Group Magazines, FORTUNE Group Sites, the FORTUNE Products or the Hoover's Site. Hoover's agrees that the FORTUNE Marks are to be used solely as provided herein. At no time shall Hoover's use or authorize others to use the FORTUNE Marks except as may be approved in writing in advance by FORTUNE. All uses of the FORTUNE Marks shall bear such legal notices as FORTUNE may from time to time request. Hoover's compliance with all directions of FORTUNE to protect the FORTUNE Marks is a material provision of this Agreement.

                       9.1.3 Hoover's hereby acknowledges that the FORTUNE Marks are valuable trademarks registered and/or owned exclusively by FORTUNE or its Affiliates ("Company") and shall remain the sole property of Company. Nothing in this Agreement shall confer any right of ownership in the FORTUNE Marks in Hoover's. Hoover's shall not at any time contest the validity of the FORTUNE Marks. Hoover's shall not use or display the FORTUNE Marks in any manner which in Company's judgment may be deceptive or misleading or which might tend to bring the FORTUNE Marks or Company into disrepute. Hoover's recognizes the goodwill attached to the FORTUNE Marks and acknowledges Hoover's shall not use any FORTUNE Marks in such a manner that confusion may arise in the public mind as to the products or services for which the license being set forth herein is being granted. Hoover's shall not adopt or use any names, logos or trademarks which include or may be confusingly similar to the FORTUNE Marks.

               9.2     HOOVER'S MARKS.

                       9.2.1 Subject to the terms and conditions of this Agreement, Hoover's grants a limited, nonexclusive, nontransferable license to FORTUNE to use the Hoover's Marks (a) as the Hoover's Marks appear in the Hoover's Content made available to FORTUNE, or (b) as may be otherwise approved by Hoover's in advance, provided that Hoover's will have a continuing right of approval over the use of any of the Hoover's Marks used in connection with the FORTUNE Group Sites.

                       9.2.2 FORTUNE shall submit to Hoover's, for its prior written approval, any and all materials displaying or referring to the Hoover's Marks, including without limitation, any advertising and promotional materials relating to the Hoover's Site. FORTUNE agrees that the Hoover's Marks are to be used solely as provided herein. At no time shall FORTUNE use or authorize others to use the Hoover's Marks except as may be approved in writing in advance by Hoover's. All uses of the Hoover's Marks shall bear such legal notices as Hoover's may from time to time request. FORTUNE's compliance with all directions of Hoover's to protect the Hoover's Marks is a material provision of this Agreement.

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                          9.2.3 FORTUNE hereby acknowledges that the Hoover's
Marks are valuable trademarks registered and/or owned exclusively by Hoover's and shall remain the sole property of Hoover's. Nothing in this Agreement shall confer any right of ownership in the Hoover's Marks in FORTUNE. FORTUNE shall not at any time contest the validity of the Hoover's Marks. FORTUNE shall not use or display the Hoover's Marks in any manner which in Hoover's judgment may be deceptive or misleading or which might tend to bring the Hoover's Marks into disrepute. FORTUNE recognizes the goodwill attached to the Hoover's Marks and acknowledges FORTUNE shall not use any Hoover's Marks in such a manner that confusion may arise in the public mind as to the products or services for which the license being set forth herein is being granted. FORTUNE shall not adopt or use any names, logos or trademarks which include or may be confusingly similar to the Hoover's Marks.

         10. TERM. Unless terminated earlier as provided in Section 18, the Term of this Agreement shall commence on the Effective Date and shall continue until [*]

         11. PUBLIC STATEMENTS. Within thirty (30) days after the Effective Date, the parties shall mutually approve an appropriate press release to describe the relationship between the parties and the transactions described in this Agreement. Except as provided in the preceding sentence, no party shall make any other announcements or statements to the public concerning the relationship between them or the transactions described herein without the prior written consent of the other parties.

         12.      OWNERSHIP.

                  12.1 As between Hoover's and FORTUNE, all right, title and interest in and to FORTUNE Materials and the FORTUNE Group Sites (except to the extent they contain any Hoover's Materials) shall belong to and remain with FORTUNE, including without limitation, all copyright, patent, trademark, trade secret and proprietary rights therein and thereto. FORTUNE will own all data collected in connection with the sale of subscriptions to the FORTUNE Group Magazines and/or through the sale of FORTUNE Products.

                  12.2 As between Hoover's and FORTUNE, all right, title and interest in and to the Hoover's Materials and the Hoover's Site (except to the extent they contain any FORTUNE Materials) shall belong to and remain with Hoover's, including without limitation, all copyright, patent, trademark, trade secret and proprietary rights therein and thereto. Hoover's will own all data collected in connection with registrations for the Hoover's Premium Subscriptions.

         13.      REPRESENTATIONS AND WARRANTIES.

                  13.1     FORTUNE represents and warrants as follows:

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                           (a) FORTUNE has full power and authority to enter
into this Agreement, to perform all of its obligations hereunder, and its entry into this Agreement does not violate any other agreement by which it is bound;

                           (b) the conduct of FORTUNE in performing this
Agreement, including the operation of the FORTUNE Group Sites and all FORTUNE products and services offered or sold on or through the FORTUNE Group Sites and the offer(s) themselves, shall at all times comply with all applicable laws, rules and regulations; and

                           (c) FORTUNE has acquired and shall maintain all
rights and licenses necessary in connection with the performance of its obligations under this Agreement.

                  13.2     Hoover's represents and warrants as follows:

                           (a) Hoover's has full power and authority to enter
into this Agreement, to perform all of its obligations hereunder, and its entry into this Agreement does not violate any other agreement by which it is bound;

                           (b) the conduct of Hoover's in performing this
Agreement, including the operation of the Hoover's Site and all Hoover's products and services offered or sold on or through the Hoover's Site and the offer(s) themselves, shall at all times comply with all applicable laws, rules and regulations; and

                           (c) Hoover's has acquired and shall maintain all
rights and licenses necessary in connection with the performance of its obligations hereunder.

                  13.3     Warner Books represents and warrants as follows:

                           (a) Warner Books has full power and authority to
enter into this Agreement, to perform all of its obligations hereunder, and its entry into this Agreement does not violate any other agreement by which it is bound;

         14.      INDEMNIFICATION.

                  14.1 FORTUNE shall, at its sole cost, indemnify and hold harmless Hoover's and its Affiliates, and their respective officers, directors, employees, from and against any and all liability, cost, loss, damage, injury or expense, including reasonable attorneys' fees, arising in connection with any Third Party claim (a) based upon the acts or omissions of FORTUNE resulting out of a breach, or allegation which if true would constitute a breach, of any of its representations and warranties herein, or (b) alleging that any FORTUNE Materials included on the FORTUNE Group Sites or utilized by Hoover's as authorized pursuant to this Agreement, infringe on such Third Party's copyright, patent, trademark, trade secret or other proprietary or intellectual property

--------------------------------
[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


rights under United States law, or constitute libel or defamation under United States law, or (c) relating to or arising out of any FORTUNE product or service offered, ordered or sold on or through the FORTUNE Group Sites (other than Hoover's Premium Subscriptions) or (d) alleging that any statement (including without limitation, the privacy policy on the FORTUNE Group Sites) made on the FORTUNE Group Sites violates any false advertising, consumer protection or other similar laws, rules or regulations.

                  14.2 Hoover's shall, at its sole cost, indemnify and hold harmless FORTUNE and its Affiliates, and their respective officers, directors and employees, from and against any and all liability, cost, loss, damage, injury or expense, including reasonable attorneys' fees, arising in connection with any Third Party claim (a) based upon the acts or omissions of Hoover's resulting out of a breach, or allegation which if true would constitute a breach, of any of its representations and warranties herein, or (b) alleging that any Hoover's Materials included on the FORTUNE Group Sites or utilized by FORTUNE as authorized pursuant to this Agreement, infringe on such Third Party's copyright, patent, trademark, trade secret or other proprietary or intellectual property rights under United States law, or constitute libel or defamation under United States law, or (c) relating to or arising out of any Hoover's product or service offered, ordered or sold on or through the Hoover's Site (other than FORTUNE Group Magazine subscriptions and/or FORTUNE Products) or (d) alleging that any statement (including without limitation, the privacy policy on the Hoover's Site) made on the Hoover's Site violates any false advertising, consumer protection or other similar laws, rules or regulations.

         15.      CONFIDENTIAL INFORMATION.

                  15.1 CONFIDENTIAL INFORMATION. For the purposes of this Agreement, "Confidential Information" shall mean any and all proprietary and confidential information provided, obtained or produced in connection with this Agreement, and disclosed by or on behalf of either of the parties (a "Discloser") to the other party (a "Recipient") in written, oral or other tangible form, including without limitation, all non-public know-how information furnished with respect to the Discloser or this Agreement that has been identified as confidential, and all portions of any analyses, compilations, data, studies or other documents prepared by, or at the direction of, the Recipient, that contain or are based, in whole or in part, on any furnished information or reflecting its review or use of such information.

                  15.2     OBLIGATIONS.

                           15.2.1 Other than as required for securities law
disclosure purposes, (a) each of the parties shall hold all Confidential Information received from a Discloser in confidence, and shall use the Confidential Information only in connection with this Agreement, and (b) neither of the parties shall, without the Discloser's prior written consent, disclose or use in any manner whatsoever, in whole or in part, any

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


Confidential Information received from the Discloser or its representatives other than in connection with this Agreement.

                           15.2.2 Each Recipient receiving Confidential
Information from a Discloser agrees to undertake all necessary and appropriate steps to ensure that the confidentiality of such Confidential Information is maintained and that such Confidential Information is protected from unauthorized disclosure. A Recipient shall exercise at least the same degree of care with respect to maintaining the confidentiality of Confidential Information of the Discloser that it exercises to maintain the confidentiality of its own confidential and proprietary information of like importance.

                  15.3 OWNERSHIP. All tangible materials containing Confidential Information delivered by a Discloser to a Recipient, including without limitation documents, tapes, computer disks and other fixed storage devices (whether or not machine or user readable) ("Confidential Materials"), are the property of the Discloser. Upon expiration or termination of this Agreement, all Confidential Materials (and all copies thereof) belonging to one party in the other party's possession must be returned or destroyed, at the option of its owner. If Confidential Materials are destroyed, a certificate of destruction must be provided to their owner promptly upon request.

                  15.4 EXCEPTION. The restrictions of this Section 15 shall not apply to any Confidential Information: (v) after it has become generally available to the public without breach of this Agreement by a Recipient; (w) is rightfully in a Recipient's possession before disclosure to it by a Discloser; (x) is independently developed by a Recipient without reference to any Confidential Information of the Discloser; (y) is rightfully received by a Recipient from a third party without a duty of confidentiality; or (z) to the extent is required to be disclosed under operation of law or administrative process.

         16.      [*]

         17.      LIMITATION ON LIABILITY; DISCLAIMER.

                  17.1 EXCEPT FOR EACH PARTY'S OBLIGATIONS UNDER SECTION 14, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY CLAIM ARISING OUT OF ANY DOWNLOADING OR OTHER USE OF THE FORTUNE GROUP SITES OR THE HOOVER'S SITE.

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                  17.2     EXCEPT AS SET FORTH IN SECTION 13, FORTUNE MAKES
NO, AND HOOVER'S ACKNOWLEDGES THAT FORTUNE HAS NOT MADE ANY, AND FORTUNE HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE FORTUNE MATERIALS, THE FORTUNE PRODUCTS AND/OR THE FORTUNE GROUP SITES INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING FROM ANY COURSE OF DEALING OR COURSE OF PERFORMANCE.

                  17.3     EXCEPT AS SET FORTH IN SECTION 13, HOOVER'S MAKES
NO, AND FORTUNE ACKNOWLEDGES THAT HOOVER'S HAS NOT MADE ANY, AND HOOVER'S HEREBY SPECIFICALLY DISCLAIMS ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY HOOVER'S MATERIALS, THE HOOVER'S PREMIUM SUBSCRIPTIONS AND/OR THE HOOVER'S SITE , INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING FROM ANY COURSE OF DEALING OR COURSE OF PERFORMANCE.

         18.      TERMINATION.

                  18.1 TERMINATION. This Agreement shall terminate at the expiration of the Term. In addition, this Agreement may be terminated earlier than the expiration of the Term, as follows:

                           (a) Either Hoover's or FORTUNE shall have the right
to terminate this Agreement if the other party has breached its obligations under this Agreement. In such event, no right of termination shall arise until the non-breaching party shall have given the breaching party written notice describing the breach and thirty (30) days shall have passed from the delivery of such notice during which the described breach shall not have been cured. In any such event, the party exercising a right of termination shall do so by written notice to the other party.

                           (b) Any party shall have the right to terminate
the Agreement upon written notice to the other party upon the occurrence of any of the following events: (i) the other party commences a voluntary case or proceeding; consents to the entry of an order for relief against it in an involuntary case or proceeding; consents to the appointment of a receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law (a "Custodian") of it or for all or any substantial portion of its property or assets; makes a general assignment for the benefit of its creditors; or becomes insolvent or generally fails to or is unable to or admits in writing its inability to pay its debts as they become due; or (ii) an involuntary case or proceeding is commenced against the other party under any Bankruptcy Law and is not dismissed, bonded or discharged within thirty
(30) days thereafter, or a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the other party in an

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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


involuntary case or proceeding; appoints a custodian of the other party or for all or substantially all its properties; or orders the liquidation of the other party. "Bankruptcy Law" as used herein shall mean title 11 of the United States Code or any similar Federal, state or foreign law for the relief of debtors or the arrangement, reorganization, assignment for the benefit of creditors or any other marshaling of assets or liabilities of debtors.

                           (c) Either Hoover's or FORTUNE shall have the
right to terminate this Agreement in the event of a merger or sale of substantially all of the assets of Hoover's resulting in a "change of control" of Hoover's as defined under the regulations of the Securities and Exchange Commission. In such event, the party seeking to terminate the Agreement shall provide the other party with at least sixty days' prior written notice of its intention to terminate, and the termination shall become effective as of the date specified in such notice.

                           (d) In the event that Hoover's elects to exercise
its termination rights as set forth in Section 19(b).

                           18.1.2 The provisions of Sections 12, 14, 15, 17 and
20 shall survive the expiration or earlier termination of this Agreement. Any payment obligations incurred by either party prior to the expiration or earlier termination of this Agreement shall survive such expiration or termination.

                           18.1.3 Upon the expiration or termination of this
Agreement, (i) each party shall immediately destroy or return the other party's Materials or any Confidential Information provided under this Agreement, and shall have an authorized officer certify in writing that such destruction or return has been completed, and (ii) each party shall discontinue the use of the other's Materials and shall remove all hyperlinks or references to other party from its site.

                  19.      [*]

         20.      MISCELLANEOUS.

                  20.1 NOTICE. Any demands or notices (collectively, "notices") required or permitted to be sent by this Agreement shall be in writing and sent in a manner requiring a signed receipt such as authenticated facsimile transmission, Federal Express or like courier delivery, or if mailed, then mailed by registered or certified mail, return receipt requested. Notice is effective: (i) upon personal delivery; (ii) if sent by facsimile, upon confirmation of receipt; or (iii) if sent by Federal Express or like courier delivery, registered or certified mail, upon receipt. Notices shall be sent to the named persons at the addresses set forth below, on behalf of the parties, unless a party changes its designee or address by giving written notice to the other party, such notice being effective upon receipt by the party to whom it is addressed. The addresses and requirements for notices and copies are as follows:

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

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                  If to Hoover's:
                  Hoover's, Inc.
                  1033 La Posada Drive, Ste. 250
                  Austin, Texas  78752
                  Attention:  CEO

                  With a copy to:
                  Hoover's, Inc.
                  1033 La Posada Drive, Ste. 250
                  Austin, Texas  78752
                  Attention:  General Counsel

                  If to FORTUNE

                  The FORTUNE Group,
                  A division of Time Inc.
                  1271 Avenue of the Americas
                  New York, New York  10020
                  Attention:  President

                  With a copy to:

                  Time Inc.
                  1271 Avenue of the Americas
                  New York, New York  10020
                  Attention:  General Counsel

Such notice will be given to such other representatives or at such other addresses as a party may furnish to the other parties pursuant to the foregoing. If notice is given pursuant to this Section 20.1 of a permitted successor or assign of a party, then notice will thereafter be given as set forth above also to such successor or assign of such party.

                  20.2 FORCE MAJEURE. Except as otherwise expressly provided in this Agreement, neither party shall be liable for any breach of this Agreement for any delay or failure of performance resulting from any cause beyond such party's reasonable control, including but not limited to the weather, strikes or labor disputes, war, terrorist acts, riots or civil disturbances, government regulations, acts of civil or military authorities, failure of the Internet or acts of God provided the party affected takes all reasonably necessary steps to resume full performance.

                  20.3 WAIVER. No waiver shall be effective unless in a writing executed by the party against whom it is to be enforced. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same; and no waiver by any party of any provision (or of a breach of any provision) of this Agreement in any one or more instances will be deemed or

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requested therefor. All such material has been filed separately with the
Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

                  20.4 HEADINGS. The headings used in this Agreement will be for the convenience of the parties only and will not be considered as interpreting or applying the provisions of this Agreement.

                  20.5 GOVERNING LAW. This Agreement and any disputes arising under or related thereto (whether for breach of contract, tortious conduct or otherwise) shall be governed and interpreted in accordance with the laws of the State of New York, without reference to its conflicts of law principles.

                  20.6 Choice of Forum. Any legal actions, suits or proceedings arising out of this Agreement (whether for breach of contract, tortuous conduct or otherwise shall be brought exclusively in the state courts of New York or in the United States District Court for the Southern District of New York; and the parties to this Agreement hereby accept and submit to the personal jurisdiction of these New York courts with respect to any legal actions, suits or proceedings arising out of this Agreement.

                  20.7 ADDITIONAL DOCUMENTS. The parties agree to execute such additional documents as may be reasonably necessary or desirable for the other party to enforce its rights hereunder or otherwise to effectuate the purposes of this Agreement.

                  20.8 INTEGRATION. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior oral and written negotiations, understandings and agreements relating thereto and may not be modified, discharged, amended or terminated, except by a writing signed by an authorized signatory of each party.

                  20.9     BINDING EFFECT; ASSIGNMENTS.

                           20.9.1 This Agreement shall inure to the benefit of
and shall be binding upon the parties, their respective successors, permitted transferees and assigns.

                           20.9.2 Neither party shall sell, transfer,
distribute or assign this Agreement or their rights or obligations hereunder, without the prior written consent of the other, and any such attempted assignment shall be null and void. Notwithstanding the foregoing, either party may assign this Agreement to an Affiliate or successor-in-interest without the prior written consent of the other party.

                  20.10 EXPENSES. Except as otherwise specifically provided in this Agreement, each party shall bear its own expenses in connection with its performance of this Agreement.

                  20.11 RELATIONSHIP. Nothing in this Agreement shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the

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requested therefor. All such material has been filed separately with the
Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


other, and neither party shall have power to obligate or bind each other in any manner except as provided in this Agreement.

                  20.12 Each party agrees that it shall exercise their respective approval rights granted hereunder in good faith and not in a manner intended to frustrate the purpose and transactions contemplated in this Agreement.

                  20.13 SEVERABILITY. To the extent that any provision of this Agreement that does not materially affect the intent of the parties hereto shall be found by a court of competent jurisdiction invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

                  20.14 CONSENTS. Any consent or approval to be given under this Agreement may be delegated by the party to give such consent or approval to any agent or representative as such party may, from time to time, authorize in writing.

                  20.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement, and any party hereto may execute this Agreement by signing one or more counterparts.

                  20.16 THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any Person other than the parties hereto, their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.






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requested therefor. All such material has been filed separately with the
Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date identified above.

HOOVER'S, INC.                         THE FORTUNE GROUP,
                                       a division of Time Inc.


By:                                    By:
   ------------------------------         --------------------------------------
Name:                                  Name:
     ----------------------------           ------------------------------------
Title:                                 Title:
      ---------------------------            -----------------------------------


                                       WARNER BOOKS MULTIMEDIA CORP.

                                       By:
                                          --------------------------------------
                                            [*]








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

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                                    EXHIBIT A

     "Hoover's Company Capsules" shall mean capsules of company information, each covering one of approximately 17,000 public and private enterprises worldwide, consistent with Hoover's Company Capsules published on Hoover's Online. Each Hoover's Company Capsule contains the following information, when available:

     [*]

     "Hoover's Company Profiles" shall mean a profile of a company, each covering one of approximately 4,000 public and private enterprises worldwide and being consistent with Hoover's Company Profiles published on Hoover's Online. Each Company Profile will include the following:

     -[*]

     and any other information currently included in the Company Profile database or any additions to such Company Profile database.

"Hoover's Industry Snapshots" shall mean a profile of a major industry, each covering one of approximately 56 industries and being consistent with Hoover's Industry Snapshots published on Hoover's Online. Each Industry Snapshot will contain the following information, when available:

                  [*]








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requested therefor. All such material has been filed separately with the
Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


                                   EXHIBIT B

                          SERVICE LEVEL REQUIREMENTS

1. Uptime Performance. Hoover's shall maintain Uptime of at least [*] of the time within each calendar month of this Agreement, barring exceptions detailed under Measurement Stipulations below. "Uptime" means that a user on the Internet is able to access the Private Label Pages and that access to the Private Label Pages will not result in retrieval errors. Hoover's will ensure that the performance and availability of the Private Label Pages is monitored on a continuous, 24/7 basis and shall remain competitive in all material respects with the performance and availability of other similar sites.

2. Performance Penalty. If the Uptime falls below [*] in any [*] during the Term of this Agreement, then FORTUNE shall have, for a period of sixty (60) days following the determination of Hoover's failure to meet the Uptime standard for the second such month, the right to terminate this Agreement upon the provision of thirty (30) days written notice to Hoover's.

3. Measurement Stipulations. Performance shall be measured by an independent third party company agreed upon by both parties and at FORTUNE' s expense, subject to reasonable industry standards for measurement. Measurement periods shall begin at 12:00 a.m. on the first day of a calendar month and shall end at 11:59 p.m. on the last day of a calendar month. Any scheduled maintenance performed by Hoover's or its agent shall be excluded from uptime calculations. Hoover's shall not be responsible for access problems to the Private Label Pages caused by failure of a user or third party measurement company's ISP, intervening ISP between the user or third party measurement company's ISP, or peering points (public or private) between any of the aforementioned parties. Such failures shall not be included in performance measurement calculations. Problems accessing content caused by user action or lack thereof (i.e., forgot password, proxies or browser is not standards compliant, etc.) shall not count toward performance measurement calculations. However, Hoover's shall take commercially reasonable steps to solve such problems as they arise.

4. Outage Notification. Hoover's shall notify FORTUNE at least 24 hours prior to any scheduled downtime.

5. Support. Hoover's shall provide telephone support and electronic mail support to FORTUNE on a 24/7 basis. Hoover's shall respond to FORTUNE's requests within a predefined time period specific to the Problem Severity Codes set forth below:

Problem Severity Code Level 1: Major system failure/Web site downtime. Major failure attributed to Hoover's hardware, software, network connectivity, or server hosting facility. Hoover's Site and the Private Label Pages are down causing critical impact to business operations if services are not restored quickly. Hoover's and FORTUNE will

                                       26

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requested therefor. All such material has been filed separately with the
Commission pursuant to Rule 406.

                                                     CONFIDENTIAL TREATMENT
                                                     REQUESTED UNDER 17 C.F.R.
                                                     SECTIONS 200.83 AND 230.496


commit substantial resources around the clock to resolve the situation. Hoover's response time will be one (1) hour, so long as the recommended call procedures are followed, which will be as agreed upon by the parties.

Problem Severity Code Level 2: Degradation of service on the applicable portion of the Hoover's Site and Private Label Pages, including but not limited to end-user experience and transaction processing. Degradation significantly impacts business operations and quality of service. Hoover's and FORTUNE will commit full-time resources during business hours to resolve the situation. Hoover's response time will be four (4) hours, so long as the recommended call procedures are followed, which will be as agreed upon by the parties.

Problem Severity Code Level 3. Minor impact on site usability or performance. A problem that has no impact on current functionality or accessibility. Hoover's and FORTUNE will commit appropriate resources based on mutual agreement of scope of problem and solution. Hoover's response time will be one (1) business day, so long as the recommended call procedures are followed, which will be as agreed upon by the parties.

6. Backup and Recovery. Hoover's shall provide at least industry standard backup procedures, which shall include incremental daily backup of all transaction data, full weekend backup, offsite tape storage, including content and database dumps.











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[*] Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.